General	12 Months Ended
Dec. 31, 2021
Disclosure Of General Information [Abstract]
General
Note 1 – General

A.
Ellomay Capital Ltd. (hereinafter - the “Company”), is an Israeli Company operating in the business of renewable energy and a power generator and developer of renewable energy and power projects in Europe and Israel. As of December 31, 2021,  the Company owns six photovoltaic plants (each, a “PV Plant” and, together, the “PV Plants”) connected to their respective national grids and operating as follows: (i) four photovoltaic plants in Spain with an aggregate installed capacity of approximately 7.9 MW, (ii) 51% of Talasol, which owns a photovoltaic plant with installed capacity of 300MW in the municipality of Talaván, Cáceres, Spain (hereinafter – the “Talasol Project") and (iii) one photovoltaic plant in Israel with an aggregate installed capacity of approximately 9 MW. In addition, the Company indirectly owns: (i) 9.375% of Dorad Energy Ltd. (hereinafter - “Dorad”), (ii) Ellomay Solar S.L.U, that is constructing a photovoltaic plant with installed capacity of 28 MW in the municipality of Talaván, Cáceres, Spain (hereinafter – the “Ellomay Solar Project”), (iii) Groen Gas Goor B.V., Groen Gas Oude-Tonge B.V. and Groen Gas Gelderland B.V., project companies operating anaerobic digestion plants in the Netherlands, with a green gas production capacity of approximately 3 million, 3.8 million and 9.5 million (with a license to produce 7.5 million) Nm3 per year, respectively, and (iv) 83.333% of Ellomay Pumped Storage (2014) Ltd., which is constructing a 156 MW pumped storage hydro power plant in the Manara Cliff, Israel (hereinafter – the “Manara PSP”).

The ordinary shares of the Company are listed on the NYSE American and on the Tel Aviv Stock Exchange (under the symbol “ELLO”). The address of the Company’s registered office is 18 Rothschild Blvd., Tel Aviv, Israel.

B.	Definitions:

In these financial statements:

Consolidated companies/subsidiaries – Companies, including partnerships, the financial statements of which are fully consolidated, directly or indirectly, with the financial statements of the Company.

Investee companies – Subsidiaries and companies, including partnerships, the Company's investment in which is stated, directly or indirectly, on the equity basis.

Related party – Within its meaning in IAS 24 (2009), “Related Party Disclosures”.

Interested parties – Within their meaning in Paragraph (1) of the definition of an “interested party” in Section 1 of the Securities Law - 1968.

Unless otherwise noted, all references to “€,” “euro” or “EUR” are to the legal currency of the European Union, all references to “USD,” “US dollar,” “dollars” and “$” are to United States dollars, and all references to “NIS” are to New Israeli Shekels.

C.	Effects of the spreading of the coronavirus:

Following the outbreak of the coronavirus (Covid-19) in China in December 2019, and the spreading of Covid-19 to many other countries since the beginning of 2020, creating the current pandemic situation, there was a decrease in economic activity in many areas around the world, including Israel, Spain and Italy. The spread of the virus has led, inter alia, to a disruption in the supply chain, a decrease in global transportation, restrictions on travel and work that were announced by the State of Israel and other countries around the world and a decrease in the value of financial assets and commodities on the markets in Israel and the world. In recent months, Spain, Italy and Israel have experienced a resurgence in the number of Covid-19 cases, causing the local governments to renew restrictions and implement additional measures in order to attempt to curb the spread of the pandemic.

Although the Company’s operations have not thus far been materially adversely affected by the restrictions imposed by local governments and authorities in the countries in which the Company operates, in the event the restrictions continue, or new restrictions are imposed, the operations of the Company, including the projects under construction and development, may be adversely affected. The spread of Covid-19 and its implications may also indirectly affect the operations of the Company, for example through changes in the prices of oil resulting in a decrease in the electricity prices (although the electricity prices in the European markets have increased and are currently higher than the prices that were in effect prior to the pandemic), and through reduction in demand for electricity, delays in construction of projects due to curtailment of work, limited availability of components required in order to operate or construct new projects, regulatory changes by countries affected by the virus, including changes in subsidies, collection delays, delays in obtaining permits, limited availability or changes in terms of financing for future projects, limited availability of corporate financing and lower returns on potential future investments. As a result, the Company’s business and operating results could be negatively affected. The extent to which the Covid-19 pandemic impacts the business of the Company will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of Covid-19 and the actions to contain Covid-19 or treat its impact, among others.

D.	Material events in the reporting period

In December 2021, Talasol Project entered into a New Facilities Agreement with European institutional lenders (the “Talasol New Facilities Agreement”). The Talasol New Facilities Agreement provides for the provision of a term loan facility in two tranches: (i) a term loan in the amount of €155 million for 22.5 years, and (ii) a term loan in the amount of €20 million for 21 years (together, the “New Financing”). The aggregate New Financing amount (€175 million), will be used by Talasol to repay the current outstanding project finance debt of Talasol in the amount of €121 million (the “Current Financing”). The New Financing bears a fixed annual interest rate at a weighted average of approximately 3%, compared to a variable interest rate that was fixed at an average of approximately 3% by an interest rate swap contract in the Current Financing. Out of the New Financing amount, €6.9 million will be deposited in Talasol’s account as a debt service fund and €10 million will be deposited in Talasol’s bank account as security for a letter of credit to the PPA provider (the “PPA Security Fund”). The PPA Security Fund will be reduced by €1 million every year, up to a minimum amount of €3.5 million, which will be released at the expiration of the PPA